SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   January 22, 2008

MET-PRO CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	001-07763	23-1683282
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

160 Cassell Road, P.O. Box 144
Harleysville, Pennsylvania	19438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 723-6751

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)  On January 22, 2008, the Audit Committee of the Board of Directors of Met-Pro Corporation (the “Company”), after discussion with management and the Company’s independent registered public accountants, Margolis & Company P.C., concluded that our previously issued audited financial statements as of and for the fiscal year ended January 31, 2007 inclusive of the fourth fiscal quarter ended January 31, 2007, and interim period unaudited financial statements as of and for the periods ended April 30, 2007, July 31, 2007 and October 31, 2007, should no longer be relied upon because of errors in such financial statements. Similarly, the press releases issued by the Company with respect to the results for these periods should no longer be relied upon. The resulting changes in our financial statements are material for the quarterly periods and will require restatement of our financial statements for all indicated periods.

The financial statement errors involve the premature recognition of net sales and net income that will be recognized in one or more subsequent periods, as reflected in the table below, or, based upon what is presently known, are expected to be recognized, either in the fourth quarter ending January 31, 2008 or in subsequent fiscal quarters of the fiscal year ending January 31, 2009. The Company’s reported backlog of orders for the periods in question are also affected. Based upon the preliminary findings of the Company’s Audit Committee, the financial statement errors were the result of unauthorized actions by one non-officer level sales employee, in violation of the Company’s policies, including its revenue recognition policy. The employee has since been placed on administrative leave pending further investigation.

As of the date hereof, the Company’s assessment of the impact of these actions, which the Company considers to be preliminary in nature, is as follows:

	4th		1st	2nd	3rd
	Quarter		Quarter	Quarter	Quarter
	Ended	FYE	Ended	Ended	Ended
	1/31/2007	1/31/2007	4/30/2007	7/31/2007	10/31/2007
As Reported
Net Sales	$22,529,264	$91,411,114	$21,916,609	$27,596,089	$28,059,516
Net Income	2,001,878	7,190,829	3,878,243	2,527,701	2,786,139
EPS, Diluted(1)	0.13	0.47	0.25	0.17	0.18
EPS, Basic(1)	0.13	0.48	0.26	0.17	0.19

Backlog of Orders	28,638,162	28,638,162	30,022,963	26,482,339	20,563,041

Amended, Based on Preliminary Investigation to Date
Net Sales	$21,710,644	$90,592,494	$20,816,113	$25,148,431	$29,042,650
Net Income	1,737,860	6,926,811	3,721,751	1,927,268	3,066,853
EPS, Diluted(1)	0.11	0.46	0.24	0.13	0.20
EPS, Basic(1)	0.12	0.46	0.25	0.13	0.21

Backlog of Orders	29,456,782	29,456,782	31,942,079	30,849,113	22,117,960

1)
On October 17, 2007, the Board of Directors declared a four-for-three stock split which was paid on November 14, 2007 to shareholders of record on November 1, 2007. All references to per share amounts give effect to the split.

The Company is continuing to investigate these actions and insofar as the investigation is not yet complete, investors are cautioned as to reliance upon this preliminary assessment. The Company will file Current Reports on Form 8-K to the extent that its investigation reveals material changes to the data presented above. Additionally, the Company will file Amended Quarterly Reports on Form 10-Q for the interim periods indicated, and an Amended Annual Report on Form 10-K for the fiscal year ended January 31, 2007, as soon as practicable.

In connection with these findings, Company management, in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, has re-evaluated the effectiveness of its internal control over financial reporting with respect to the indicated fiscal periods. Based upon such re-evaluation, management has determined that the findings demonstrate the existence of a material weakness within its internal control over financial reporting for the fiscal periods indicated. The Company has already taken remedial action to address the indicated areas of material weakness, and should the Company’s investigation reveal additional areas of material weakness, the Company will take remedial action with respect thereto.

The Company has voluntarily contacted the Securities and Exchange Commission and the New York Stock Exchange with respect to these matters.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “expects,” “may,” “will,” “should,” “preliminary,” “to date”, and their variations are intended to identify forward-looking statements. Insofar as the Company’s investigation is not complete, the amounts of prematurely recognized net sales and net income referred to above, and the statements that such net sales and net income will be recognized or are expected to be recognized in subsequent and/or future fiscal periods, are forward-looking statements. Additionally, the following are each forward-looking statements: the statements with respect to the Audit Committee’s preliminary conclusions as to the nature, extent and impact of the employee’s actions; statements as to the period in which the activities discussed above took place; statements as to the outcome of any further investigation the Company may undertake; statements as to the Company’s ability to file restated financial statements; and statements as to remedial action taken by the Company to address the indicated areas of material weakness in its internal control over financial reporting.

The statements made in this Current Report speak only as of the date of this Current Report and are subject to risks and uncertainties that could cause actual results to differ materially from those indicated by this Current Report, including without limitation the further investigation that the Company is undertaking with respect to the matters referred to in this Current Report; potential claims or proceedings relating to such matters, including shareholder, employee and customer litigation and/or claims and action by the SEC and/or other governmental agencies; and actions that may be taken or required in connection with the Company’s investigation including the need to restate financial results for prior periods and the conclusions of the Company’s management and/or audit committee based upon the results of the investigation.

For other factors that could cause Met-Pro Corporation’s results to vary, please see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2007 and other factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to revise or publicly update any forward-looking statement.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 News release of Met-Pro Corporation issued on January 23, 2008, incorporated by reference into the Company’s Current Report on Form 8-K for an event dated January 22, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Date:  January 23, 2008
MET-PRO CORPORATION

By: /s/ Raymond J. De Hont
Raymond J. De Hont,
President and Chief Executive Officer

Exhibit Index

Exhibit	Description
99.1	News release of Met-Pro Corporation issued on January 23, 2008